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                                                                  Exhibit 10(p)

                                                                   May 8, 1995


Edwin L. Russell
86 Buena Vista Avenue
Rumson, NJ 07760

RE:      Employment Agreement

Dear Mr. Russell:

         As authorized by the Board of Directors of Minnesota Power, I am pleased to offer you employment at Minnesota Power under the financial terms stated on the attached term sheet dated May 8, 1995. Your employment and compensation package will be effective as of May 1, 1995.

         Upon your acceptance, you will be elected to the Board of Directors of Minnesota Power and to the office of President of Minnesota Power effective May 9, 1995. Additionally, it is the Board's intent to elect you to the offices of President & CEO at its January 1996 meeting, and to the offices of Chairman, President, and CEO at the Annual Directors' Meeting held in May 1996.

         Please indicate your acceptance by signing below and returning the enclosed copy of this letter to me.

                                          Sincerely,

                                          Arend J. Sandbulte

                                          Arend J. Sandbulte

Attachment

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         I hereby accept  Minnesota  Power's offer of employment under the terms stated above and in the attached term sheet.



Edward L. Russell                                      May 8, 1995
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Signature                                              Date


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                                                                   May 8, 1995
                                 FINANCIAL TERMS                      A.J.S.
                                   ED RUSSELL                         E.L.R.
TITLE:
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*At inception: President.  Also member, Board of Directors
*At January 1996 Board Meeting: President & CEO
*At May 1996 Annual Shareholders Meeting: Chairman, President & CEO

COMPENSATION:
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*Upon acceptance: $25,000 starting bonus
*Base pay: $300,000 annual salary
*Upon becoming President & CEO: Increase in base pay to $325,000/year *Guaranteed bonus to be paid April 1996: $125,000 (to be reduced by any bonus payments  received  from Huber for 1995  performance)
*Next base pay review May 1997 (any change to be effective on June 1):  Based on  performance  during 1996
*Bonus  payments in April 1997 to be based on results during 1996 under approved
    MP incentive plans (Annual Incentive Plan, Long-term Incentive Plan, Results Sharing Plan, etc.) in place at beginning of 1996

BENEFITS:
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*Standard Minnesota Power programs,  including flexible  compensation,  medical, dental, death and disability, retirement and supplemental retirement, SERP, etc. Following are several highlights:
         *Group life  insurance  up to $750,000  is obtained  through  flex plan funding  (with  evidence of  insurability)
         *Survivor Income Benefits (SIB), payable to spouse, equal to 50% of base pay, less primary Social Security benefit (payable for life)
         *Long-term disability equal to 100% of base in first year, then 60% of base to age 65, then normal retirement benefit for life
         *Supplemental Executive Retirement Plan (SERP): make-whole on Section
           415 limits, retirement benefit resulting from highest four-year
           Annual Incentive Plan awards, etc.
         *Long-term Incentive: Payment prorated starting in 1995 (i.e., 25% at the end of 1995, 50% at the end of 1996, 75% at the end of 1997, 100% at the end of 1998)

STOCK AWARD:
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*24,000 shares restricted stock
*Vesting at rate of 6,000 shares per year
*Dividends on 24,000 shares used to pay taxes

DISMISSAL:
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*24 months of base pay, to be reduced by each month of service
*Retention of any vested stock

RELOCATION:
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*Will purchase residence at appraised value if residence is not sold by
August 15, 1995. (appraised value equal to average of three independent appraisers)
*Will provide temporary housing in Duluth until Sept. 1, 1995
*Will pay all reasonable relocation expenses